                   FOURTH AMENDMENT TO LOAN AGREEMENT

     This Agreement, made as of the 31st day of January, 1997, by and among First National Bank of Omaha ("BANK"), a national banking association with principal offices in Omaha, Nebraska; TransTerra Co. ("BORROWER"), a Nebraska corporation with principal offices in Omaha, Nebraska; and AmeriTrade, Inc. ("AMERITRADE"), a Nebraska corporation with principal offices in Omaha, Nebraska;

     Whereas, BANK and BORROWER executed a written Loan Agreement dated December 22, 1994, which was subsequently amended July 7, 1995, September 14, 1995, and January 31, 1996 (the Loan Agreement together with all amendments is referred to herein as "LOAN AGREEMENT").

     Whereas, the parties recognize the name change of TransTerra Co. to Ameritrade Holding Corporation, a Delaware corporation; BORROWER is now known as Ameritrade Holding Corporation.

     Whereas, the parties recognize the name change of AmeriTrade, Inc. to AmeriTrade Clearing, Inc. AMERITRADE is now known as AmeriTrade Clearing, Inc.

     Whereas, this amendment is executed contemporaneously with the renewal of a revolving promissory note in the amount of $4,000,000.00 ("REVOLVING NOTE") in the form attached hereto as Exhibit A. A term promissory note in the amount of $1,900,000.00 ("TERM NOTE") will be paid and cancelled. A term promissory note in the amount of $6,000,000.00 ("TERM NOTE B") in the form attached hereto as Exhibit C, was previously executed pursuant to the LOAN AGREEMENT. REVOLVING NOTE and TERM NOTE B, together with any renewals, extensions, or modifications thereof are collectively called "NOTES." As collateral for the NOTES, BORROWER has pledged a security interest in 7,559 shares of AmeriTrade, Inc. capital stock as evidenced by a pledge agreement in the form attached hereto as Exhibit D.

     Now, Therefore, in consideration for the NOTES, and their mutual promises made herein, the parties agree as follows:

1. All terms and conditions of the LOAN AGREEMENT shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings described in the LOAN AGREEMENT.

2. Paragraph 10 of the LOAN AGREEMENT is hereby amended to read, effective immediately:

     10.  COMMITMENT FEE.

          BORROWER shall pay to BANK on a quarterly basis a fee computed daily at rate of three-eighths percent (3/8%) of the difference between the maximum borrowing available under the REVOLVING NOTE and paid for the actual days elapsed.

     In witness whereof the parties set their hands as of this _____ day of ___________________, 1997.


Ameritrade Holding Corp.               AmeriTrade Clearing, Inc.


by  /s/ John Joe Ricketts             by   /s/ John Joe Ricketts
   ------------------------------         -------------------------------

Its   Chairman & CEO                  Its    CEO & Chairman
   ------------------------------         -------------------------------


First National Bank of Omaha


by  /s/ JP Bonham
   ------------------------------

Its  Vice President
   ------------------------------